Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
We are a participant to certain related party agreements described below.
Revenues and Expenses
A detail of related party items included in revenues for the years ended December 31, 2014, 2013 and 2012 is as follows (in millions):

	Years ended December 31,
	2014	2013	2012
Banco Bradesco Brazilian Venture revenue	$277.4	$296.2	$287.6
FNF data processing services revenue (1)	—	—	30.2
Ceridian data processing and services revenue (1)	—	—	74.0
Total related party revenues	$277.4	$296.2	$391.8

(1) Through September 30, 2012.

There were no related party expenses for the years ended December 31, 2014 and 2013. Administrative corporate support and other services with FNF of $3.4 million and employee benefits services of $0.6 million with Ceridian were included in 2012 expenses.

Brazilian Venture
The Company operates a joint venture ("Brazilian Venture") with Banco Bradesco S.A. ("Banco Bradesco") in which we own a 51% controlling interest, to provide comprehensive, fully outsourced transaction processing, call center, cardholder support and collection services to multiple card issuing clients in Brazil, including Banco Bradesco. The original accounting for this transaction resulted in the establishment of a contract intangible asset and a liability for amounts payable to the original partner banks upon final migration of their respective card portfolios and achieving targeted volumes (the “Brazilian Venture Notes”). The unamortized contract intangible asset balance as of December 31, 2014 was $147.0 million. Upon the exit of one partner bank, certain terms of the Brazilian Venture were subsequently renegotiated between Banco Bradesco and FIS and were memorialized in an Amended Association Agreement in November 2010. Among other things, the payout for the Brazilian Venture Notes was extended over a ten-year period. Additional performance remuneration provisions upon the achievement of targeted account and transaction volumes were renegotiated, for which additional related party payables were recorded as of December 31, 2010, based on management's expectation that the targets will be met. The passage of time and the achievement of certain targets triggered payments to Banco Bradesco of $5.5 million and $9.9 million in 2014 and 2013, respectively. The remaining related party payable was $42.9 million and $48.2 million as of December 31, 2014 and 2013, respectively. In addition, the board of directors for the Brazilian Venture declared a one-time dividend during the year ended December 31, 2014, resulting in a payment of $34.8 million to Banco Bradesco and thereby reducing the value of the noncontrolling interest as of December 31, 2014 to $121.5 million. The remaining Brazilian Venture revenues included $29.7 million of unfavorable currency impact during the year ended December 31, 2014 resulting from a stronger U.S. Dollar in 2014, as compared to 2013.

The Brazilian Venture currently processes approximately 58 million cards for clients in Brazil and provides call center, cardholder support and collection services for their card portfolios.

FNF

FIS had shared a number of directors and executives with Fidelity National Financial, Inc. ("FNF"), our former parent, subsequent to becoming an independent company. As a result, FNF qualified as a related party from an accounting perspective. As previously reported, William P. Foley II, who serves as Chairman of the Board of Directors of FNF, transitioned from Executive Chairman to Chairman of the Board of FIS in February 2011, and then to Vice Chairman in March 2012. Certain other key executives shared between the two companies ended their employment with FIS during 2012. As a result, FNF's level of influence over the management or operating policies of FIS was diminished below the level required to meet the definition of a related party as of September 30, 2012. All transactions with FNF are, therefore, included in the related party disclosures through that date.

Ceridian

We provide data processing services to Ceridian Corporation (“Ceridian”), and Ceridian provides us with outsourced employee benefits services. FNF holds an approximate 32% equity interest in Ceridian; therefore, transactions with Ceridian are included as related party activity through September 30, 2012, consistent with the inclusion of FNF as addressed above.

We believe the amounts earned from or charged by us under each of the foregoing arrangements are fair and reasonable. We believe our service arrangements are priced within the range of prices we offer to third parties. However, the amounts we earned or that were charged under these arrangements were not negotiated at arm's-length, and may not represent the terms that we might have obtained from an unrelated third party.